UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2022

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Payment Settlement Agreement and Release

Effective August 1, 2022, the RespireRx Pharmaceuticals Inc. (the “Company”) and the Company’s former legal counsel, Faegre Drinker Biddle & Reath LLP (“FDBR”), entered into a payment settlement agreement (“Agreement”) and release pursuant to which, the Company and FDBR agreed that prior to entry into the Agreement the Company owed $2,608,914.48 to FDBR and that under the terms of the Agreement the amount owed and payable by wire transfer on or before December 30, 2022 shall be $250,000 (“Settlement Amount”). If the Settlement Amount is paid to FDBR on or before December 30, 2022, certain mutual releases (“Mutual Releases”) shall become effective and no further amounts would be due. If the Settlement Amount is not paid by December 30, 2022, the section of the Agreement related to Mutual Releases shall be null and void ab initio and the amount immediately due and payable by the Company to FDBR shall be adjusted to $2,608,914.48 less any amounts paid on or after the date of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1

Suspension of Services by American Stock Transfer & Trust Company LLC, a/k/a AST Financial

On August 2, 2022, the Company’s transfer agent, American Stock Transfer & Trust Company LLC, a/k/a AST Financial (“AST”) informed the Company that services have been suspended until AST receives payment of outstanding invoices.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated July 31, 2022, Ms. Kathryn MacFarlane, a member of the Board of Directors (“BOD”) of the Company notified the Company of her resignation.

Ms. MacFarlane did not resign because of any disagreement with the Company relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1*	Payment Settlement Agreement and Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2022	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff Eliot Margolis
Jeff Eliot Margolis
Senior Vice President, Chief Financial Officer, Secretary and Treasurer